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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


    Date of Report (Date of Earliest Event Reported):  October 12, 1994

                        FOXMEYER HEALTH CORPORATION
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  DELAWARE
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               (State or Other Jurisdiction of Incorporation)

            1-8549                                     25-1425889
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     1220 Senlac Drive, Carrollton, Texas                      75006
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (214) 446-4800
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                         NATIONAL INTERGROUP, INC.
- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.   Other Events.
               ------------

          FoxMeyer Health Corporation (the "Registrant") and FoxMeyer Corporation ("FoxMeyer") announced on October 13, 1994 that the merger of FoxMeyer with and into a wholly-owned subsidiary of the Registrant was approved by the stockholders of both the Registrant and FoxMeyer at annual meetings held on October 12, 1994, and such merger was consummated on October 12, 1994. At the Registrant's annual meeting, stockholders also voted to approve a change in the Registrant's name to "FoxMeyer Health Corporation."

          Attached hereto and incorporated herein by reference is the press release issued by the Registrant and FoxMeyer in connection with the consummation of the merger.

     Item 7.   Exhibits.
               --------

          (99) Text of Press Release issued by the Registrant and FoxMeyer dated October 13, 1994.






















































     NYFS05...:\35\64935\0021\1547\FRM01294.S0A
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





     DATE: October 14, 1994           FOXMEYER HEALTH CORPORATION



                                      By:: /s/ Peter B. McKee
                                          ---------------------------------
                                          Peter B. McKee
                                          Vice President and
                                          Chief Financial Officer






















































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                                  Exhibit Index
                                  -------------
                                                             Page Number
                                                             in Subsequentially
     Exhibit                                                 Numbered
     Number                                                  Document
     -------                                                 --------

     (99) Text of Press Release issued by the Registrant and FoxMeyer dated October 13, 1994